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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                         AUGUST 2, 2000 (AUGUST 2, 2000)

                            OMNI NUTRACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           UTAH                    0-18160                  87-046822
(STATE OF OTHER JURISDICTION     (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)           IDENTIFICATION NO.)


                              5310 BEETHOVEN STREET
                              LOS ANGELES, CA 90066
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 306-3636


                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                            OMNI NUTRACEUTICALS, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K


                                                                        Page No.
                                                                        --------

Item  5.     Other  Events                                                3

Item  7.     Exhibits                                                     4

Signature



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ITEM 5


OTHER  EVENTS

a. On October 17, 2000, the Company announced that it was in the process of finalizing certain adjustments to previously reported results, which will require restatements of prior periods.

During the third quarter of 2000, one of the Company's large customers claimed it was entitled to certain allowances, deductions and credits. Upon review, it was determined that these claims had been agreed to by the Company's former management in the first quarter of 2000, and related principally to sales in 1999 and the beginning of 2000. It was also determined that certain previously agreed upon deductions related to other customers for the same time periods were not provided for by former management. The Company estimates the cumulative net impact will approximate $3 million and is working with its current and former independent accountants to finalize the adjustments and the periods affected.

b. On October 18, 2000, the Company announced that its four largest shareholder groups had agreed to lock-up a total of nearly 19 million shares.

The lock-up agreements expire on September 25, 2001, unless sooner terminated in accordance with their terms and are between Global Capital, the principal market maker of ZONE stock, the Company and members of four of the largest shareholder groups including, Klee Irwin, R. Lindsey Duncan, the former Chairman of the Board, John Liviakis, American Equities, LLC and Corporate Financial Enterprises, Inc. Certain of the lock-up agreements have exclusions and each of them contains requirements for their continued effectiveness. In exchange for Mr. Duncan's lock-up, Global Capital has agreed to facilitate orderly sale transactions on his behalf that will total, approximately $1 million over the next six and a half months. If the stock price trades at above $6 and averages 500,000 shares a day for 20 consecutive trading days, Global Capital will help Mr. Duncan facilitate the sale of an additional 500,000 shares. Klee Irwin's agreement with Global Capital will allow him to sell a much smaller number of his shares in orderly block sales if the market permits and only with the prior written consent of Global Capital.

c. Also on October 18, 2000, the Company released a correction to its October 17, 2000 release that stated that it was advised by a representative of the company that the second paragraph, sixth line should read "deductions related to other customers for the same time periods," rather than "deductions related to other customers for the same time periods were not provided for by former management," and the third paragraph, first line should read "former management made decisions" rather than "former management made marketing and accounting decisions." Also, the following should be added as the fourth paragraph, "Until such statements are adjusted, no reliance should be placed on the Company's 1999 financial statements contained in the Company's annual report on Form 10-K for the year ended December 31, 1999 and the quarterly reports on Form 10-Q for the quarters in 1999 and 2000." In connection with the last sentence above, the Company's former independent auditors have notified the Company that they have withdrawn their opinion on such statements.

d. On October 20, 2000 the Company announced that Rabobank International, as the company's financial advisor, has recently initiated its process of contacting parties that are potentially interested in exploring strategic alternatives for Omni, which may include recapitalizing the company, mergers or acquisitions.

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A  copies of the press releases are attached hereto as an Exhibit.

ITEM  7

EXHIBITS

10.28 Press Releases-October 17, 18, 18, and 20, 2000.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OMNI NUTRACEUTICALS, INC.


Date:  November 2, 2000            By:  /s/ KLEE IRWIN
                                        ----------------
                                        Klee  Irwin
                                        President and Chief Executive Officer


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